SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

BUREAU OF FUGITIVE RECOVERY, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Bureau of Fugitive Recovery, Inc.
7911 Herschel Avenue, Suite 201
La Jolla, California
(858) 459-4000

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

La Jolla, California
July 19, 2012

This information statement has been mailed on or about July 19, 2012 to the shareholders of record on July 5, 2012 (the “Record Date”) of Bureau of Fugitive Recovery, Inc., a Colorado corporation (the “Company”), in connection with certain actions to be taken by the written consent of the shareholders holding a majority of the voting power of the outstanding stock of the Company, on August 8, 2012. The actions to be taken pursuant to the written consent shall be taken on or about August 8, 2012, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,
/s/ Chad M. Carpenter
President and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS, DATED JULY 5, 2012

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the shareholders holding a majority of the voting power of the outstanding stock of the Company, dated July 5, 2012, in lieu of a special meeting of the shareholders. Such action will be taken on or about August 8, 2012:

1.	To amend the Company’s Restated Articles of Incorporation to change the name of the Company to Reven Housing REIT, Inc., as set forth in the Articles of Amendment attached as Exhibit A hereto

OUTSTANDING SHARES AND VOTING RIGHTS

As of July 5, 2012, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock), of which 8,350,000 shares were issued and outstanding, and 25,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which no shares were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  The voting rights of our Common Stock are described below.  Because shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of July 5, 2012, have voted in favor of the foregoing proposal by action by written consent dated July 5, 2012; and having sufficient voting power to approve such proposal through their ownership of capital stock, no other shareholder consents will be solicited in connection with this Information Statement.

Our Common Stock is the only class of voting securities issued and outstanding.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.

There were no outstanding options and warrants as of July 5, 2012.

Accordingly, there are 8,350,000 votes outstanding voting together as a single class. Shareholders of record at the close of business on July 5, 2012, are entitled to receive this notice and information statement.

 Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on July *, 2012.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on July 5, 2012 (the “Record Date”) of certain corporate action expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding stock.

On the Record Date, the holder of a majority of the outstanding shares of common stock of the Company took action by written consent pursuant to Section 7-107-104 Colorado Business Corporation Act and the Company's Restated Articles of Incorporation, on the recommendation of the Company's board of directors, and approved the Articles of Amendment to the Company’s Restated Articles of Incorporation to change the Company’s name to “Reven Housing REIT, Inc.” (the “Proposal”) for filing with the Colorado Secretary of State.  The action is expected to take place on or around August 8, 2012, which is approximately 20 days after the date on which this Information Statement has been mailed to the shareholders.

Who is Entitled to Notice?

Each outstanding share of Common Stock as of record on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of Stock voted in favor of the Proposal.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the outstanding stock, which is entitled to one vote per share.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  As of the Record Date, 8,350,000 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

What Corporate Matters Will the Shareholders Vote For, and How Will They Vote?

Shareholders holding a majority of the voting power of our outstanding stock have voted in favor of the following Proposal:

1.	TO AUTHORIZE THE FILING OF THE ARTICLES OF AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “REVEN HOUSING REIT, INC.”

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the voting power of the shares of our stock outstanding on the Record Date is required for approval of the Proposal. A majority of the voting power of the outstanding shares of stock voted in favor of the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of July 2, 2012

•	by each person who is known by us to beneficially own more than 5% of our Common Stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Name And Address (1)	Number Of Common Shares Beneficially Owned (2)		Percentage Owned (2)
5% or greater owners:
Robert B. Prag (3)	780,626	(4)	9.3%
Daniel Najor (5)	780,626	(6)	9.3%
Directors and Executive Officers:
Chad M. Carpenter	5,999,300		71.8%
Jay Kelman	-0-		-0-
All directors and officers as a group (2 persons)	5,999,300		71.8%

(1)	Unless otherwise noted, the address is c/o Bureau of Fugitive Recovery, Inc., 7911 Herschel Avenue, Suite 201, La Jolla, CA 92037.
(2)
Applicable percentage ownership is based on 8,350,000 shares of common stock issued and outstanding at July 5, 2012.  The number of shares “beneficially owned” as determined under the rules of the Securities and Exchange Commission, including any shares of common stock as to which a person has sole or shared voting or investment power and ay shares of common stock which the person has the right to acquire within sixty (60) days through the exercise of any option, warrant or right.

(3)	Mr. Prag’s address is 2455 El Amigo Road, Del Mar, CA 92014.
(4)
Includes 180,626 shares held of record by The Del Mar Consulting Group, Inc. Retirement Plan Trust.  Mr. Prag has voting and dispositive power with respect to the shares held by The Del Mar Consulting Group, Inc. Retirement Plan Trust.

(5)	Mr. Najor’s address is 14317 Salida Del Sol, San Diego, CA 92127.
(6)	Includes 439,987 shares held of record by Najor Family Land Ltd. Mr. Najor has dispositive and voting control with respect to the shares held by Najor Family Land Ltd.

The issuer is not aware of any person who owns of record, or is known to own beneficially, ten percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding.

There are no current arrangements which will result in a change in control.

ACTION 1

On July 5, 2012, the Company’s Board of Directors by unanimous written consent adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval, an amendment to the Company’s Restated Articles of Incorporation, as amended, to change the name of the Company to “Reven Housing REIT, Inc.”

The Board of Directors believes the name change would be in the best interest of the Company as the new name better reflects the long-term strategy and identity of the Company.  While the “Bureau of Fugitive Recovery, Inc.” name has served the Company over time, the Company’s management believes that the new name more effectively conveys the Company’s new business direction.

To better reflect our new business direction, our board of Directors and shareholders representing a majority of the voting power of our outstanding capital stock determined that we should change our name to “Reven Housing REIT, Inc.”

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2011 and quarterly report on Form 10-Q for the quarter ended March 31, 2012, including the financial statements and financial statement schedule information included therein, as filed with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

EXHIBIT INDEX

Exhibit A	Articles of Amendment to the Restated Articles of Incorporation

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Articles of Amendment to the shareholders holding majority of the voting power.

By order of the Board of Directors
July 5, 2012
/s/ Chad Carpenter

Chad Carpenter
President and Chief
Executive Officer

La Jolla, California
July 19, 2012

BUREAU OF FUGITIVE RECOVERY, INC.

By:	/s/ Chad M. Carpenter
Chad M. Carpenter
President and Chief Executive Officer

Exhibit A

Document must be filed electronically.
Paper documents will not be accepted.
Document processing fee $25.00
Fees & forms/cover sheets are subject to change.
To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business.

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 19951055995

1. Entity name: Bureau of Fugitive Recovery, Inc.
   (If changing the name of the corporation, indicate name BEFORE the name change)

2. New Entity name: (if applicable) Reven Housing REIT, Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   - ☐ "bank" or "trust" or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ______________ *(mm/dd/yyyy)*

   OR

   If the corporation's period of duration as amended is perpetual, mark this box: ☑

7. *(Optional)* Delayed effective date: ______________ *(mm/dd/yyyy)*

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

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8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Carpenter	Chad	M	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

7911 Herschel Avenue, Suite 201
(Street name and number or Post Office information)

La Jolla	CA	92037
(City)	*(State)*	*(Postal/Zip Code)*
	United States	
(Province – if applicable)	*(Country – if not US)*	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

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